Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

First Quarter 2007

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

CORPORATE INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

COMPANY PROFILE

The Company:
Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes and hospitals located throughout the United States. We are included in a number of stock indices, including the Russell 2000, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:
Senior Housing Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of March 31, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,160 properties, with 237 million square feet, located in 44 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 450 employees in its headquarters and regional offices located throughout the country. In addition to managing SNH, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings, and five mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $16 billion as of March 31, 2007. We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry. We also believe RMR is able to provide management services to SNH at costs that are lower than SNH would have to pay for similar quality services.
Strategy:
Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities and nursing homes and to acquire additional senior living properties primarily for income and secondarily for appreciation potential. Our current growth strategy is generally focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations. We also sometimes consider investing in properties other than senior living properties. Our present financial strategy is to maintain a conservative capital structure which limits the amount of debt that we issue. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate, and we have no significant debt maturities until 2016.

Stock Exchange Listing:

New York Stock Exchange

Corporate Headquarters:

400 Centre Street
Newton, MA 02458
(t) (617) 796-8350
(f) (617) 796-8349

Trading Symbol:

Common Shares -- SNH

Senior Unsecured Debt Ratings:

Moody's -- Ba2
Standard & Poor's -- BB+

Portfolio Data (as of 3/31/07):

Total properties	196
Total units / beds	23,981
Percent of rent from private pay properties	84.7%	(1)

Portfolio Concentration by Facility Type (as of 3/31/07):
	Number of Properties	Number of Units/Beds	Carrying Value of Investment (2)	Percent	Annualized Current Rent	Percent
Independent Living (IL) (3)	41	11,163	$ 994,110	54.5%	$ 97,395	53.9%
Assisted Living (AL)	95	6,585	568,833	31.2%	55,684	30.8%
Nursing Homes	58	5,869	217,506	11.9%	17,286	9.6%
Five Star Rehabilitation Hospitals	2	364	43,553	2.4%	10,250	5.7%
Total	196	23,981	$ 1,824,002	100.0%	$ 180,615	100.0%

Operating Statistics by Tenant:				Q4 2006
Tenant	Number of Properties	Number of Units/Beds	Annualized Current Rent	Rent Coverage (4)	Occupancy (4)	Percent Private Pay (4)
Five Star (Lease No. 1)	114	9,344	$ 49,719	1.46x	88%	53%
Five Star (Lease No. 2) (5)	30	7,275	65,371	1.58x	92%	80%
Five Star Rehabilitation Hospitals	2	364	10,250	1.52x	60%	28%
Sunrise / Marriott (6)	14	4,091	31,490	NA	NA	NA
NewSeasons / IBC (7)	10	873	9,289	0.66x	84%	100%
Alterra / Brookdale (8)	18	894	7,740	2.01x	88%	98%
Genesis HealthCare Corporation	1	156	1,535	2.78x	100%	25%
5 Private Companies (combined)	7	984	5,221	1.75x	87%	26%
	196	23,981	$ 180,615

(1)  Represents the percentage of SNH's rental income that is derived from properties where the underlying operating revenues are greater than 80% private pay.
(2)  Amounts are before depreciation, but after impairment write downs.
(3)  Properties where the majority of units are independent living apartments are classified as independent living communities.
(4)  All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, divided by rent payable to us. We have not independently verified our tenants’ operating data.
(5)  Historically, some of these properties were managed by Sunrise Senior Living Services, Inc., or Sunrise, until November 30, 2006. The rent coverage presented for this lease has been adjusted to exclude management fees paid to Sunrise during the period presented.
(6)  Marriott International, Inc., or Marriott, guarantees this lease. Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 with the Securities and Exchange Commission due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.
(7)  Independence Blue Cross, or IBC, a Pennsylvania health insurer, guarantees this lease.
(8)  Brookdale Senior Living, Inc., or Brookdale, guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Frank J. Bailey	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust 400 Centre Street Newton, MA 02458 (t) (617) 796-8350 (f) (617) 796-8349 (email) info@snhreit.com (website) www.snhreit.com
Financial inquiries should be directed to Richard A. Doyle,
Treasurer and Chief Financial Officer, at (617) 219-1405
or rdoyle@snhreit.com.

Investor and media inquiries should be directed to
Timothy A. Bonang, Manager of Investor Relations, at
(617) 796-8149 or tbonang@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	Stifel, Nicolaus
Philip Martin	Jerry Doctrow
(312) 469-7485	(410) 454-5142

Merrill Lynch	UBS
David Tsoupros	Omotayo Okusanya
(212) 449-9697	(212) 713-1864

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

RBC
Mike Salinsky
(216) 378-7627

Debt Research Coverage

UBS	Wachovia Securities
Ray Garson	Dan Sullivan
(203) 719-6415	(704) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Lori Marks	George Skoufis
(212) 553-1098	(212) 438-2608

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data

KEY FINANCIAL DATA
(share amounts and dollars in thousands, except per share data)

As of and For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006

Shares Outstanding:
Common shares outstanding (at end of period)	83,646	77,613	71,860	71,820	71,812
Weighted average common shares outstanding - basic and diluted (1)	80,815	74,641	71,824	71,817	71,812

Common Share Data:
Price at end of period	$ 23.90	$ 24.48	$ 21.34	$ 17.91	$ 18.10
High during period	$ 26.75	$ 24.60	$ 21.98	$ 18.18	$ 19.08
Low during period	$ 21.79	$ 20.50	$ 17.61	$ 16.56	$ 16.75
Annualized dividends paid per share	$ 1.36	$ 1.32	$ 1.32	$ 1.32	$ 1.28
Annualized dividend yield (at end of period)	5.7%	5.4%	6.2%	7.4%	7.1%

Market Capitalization:
Total debt (book value)	$ 412,742	$ 545,085	$ 642,475	$ 561,763	$ 545,444
Plus: market value of common shares (at end of period)	1,999,139	1,899,966	1,533,492	1,286,296	1,299,797
Total market capitalization	$ 2,411,881	$ 2,445,051	$ 2,175,967	$ 1,848,059	$ 1,845,241
Total debt / total market capitalization	17.1%	22.3%	29.5%	30.4%	29.6%

Book Capitalization:
Total debt	$ 412,742	$ 545,085	$ 642,475	$ 561,763	$ 545,444
Plus: total shareholders' equity	1,163,023	1,019,466	894,433	901,824	912,159
Total book capitalization	$ 1,575,765	$ 1,564,551	$ 1,536,908	$ 1,463,587	$ 1,457,603
Total debt / total book capitalization	26.2%	34.8%	41.8%	38.4%	37.4%

Selected Balance Sheet Data:
Total assets	$ 1,590,932	$ 1,584,774	$ 1,559,745	$ 1,490,557	$ 1,480,557
Total liabilities	$ 427,909	$ 565,308	$ 665,312	$ 588,733	$ 568,398
Gross book value of real estate assets (2)	$ 1,824,002	$ 1,814,358	$ 1,767,047	$ 1,699,202	$ 1,691,499
Total debt / gross book value of real estate assets (2)	22.6%	30.0%	36.4%	33.1%	32.2%

Selected Income Statement Data:
Total revenues (3)	$ 44,752	$ 55,045	$ 42,317	$ 41,276	$ 41,169
EBITDA (4)	$ 42,636	$ 47,254	$ 39,492	$ 39,371	$ 39,028
Income from continuing operations	$ 17,522	$ 27,558	$ 15,418	$ 12,686	$ 10,460
Net income	$ 17,522	$ 27,537	$ 15,418	$ 12,686	$ 10,460
Funds from operations (FFO) (5)	$ 30,993	$ 34,985	$ 27,659	$ 27,825	$ 23,523
Common distributions paid	$ 28,440	$ 25,612	$ 23,714	$ 23,701	$ 22,980

Per Share Data:
Income from continuing operations	$ 0.22	$ 0.37	$ 0.21	$ 0.18	$ 0.15
Net income	$ 0.22	$ 0.37	$ 0.21	$ 0.18	$ 0.15
FFO (5)	$ 0.38	$ 0.47	$ 0.39	$ 0.39	$ 0.33
Common distributions paid	$ 0.34	$ 0.33	$ 0.33	$ 0.32	$ 0.32
FFO payout ratio (5)	88.7%	70.2%	84.6%	82.1%	97.0%

Coverage Ratios:
EBITDA (3) / interest expense	4.3x	3.9x	3.3x	3.4x	3.4x

(1)  SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.
(2)  Gross book value of real estate assets is real estate properties, at cost, after impairment write downs.
(3)  During the fourth quarter of 2006, we recognized $5.7 million of additional rent from HealthSouth Corporation, or HealthSouth, and $5.3 million of percentage rent as income for the year ended December 31, 2006.
(4)  See page 12 for calculation of EBITDA.
(5)  See page 13 for calculation of FFO. As a result of a litigation settlement with HealthSouth, HealthSouth paid us additional rent of $5.7 million, or $0.08 per share, which we recognized as rental income in the fourth quarter of 2006.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

CONSOLIDATED BALANCE SHEET
(in thousands, except share data)

	As of March 31, 2007	As of December 31, 2006
		(audited)
ASSETS
Real estate properties, at cost:
Land	$ 198,887	$ 198,887
Buildings and improvements	1,625,115	1,615,471
	1,824,002	1,814,358
Less accumulated depreciation	288,102	276,507
	1,535,900	1,537,851

Cash and cash equivalents	17,358	5,464
Restricted cash	2,620	2,435
Deferred financing fees, net	7,454	8,173
Other assets	27,600	30,851
Total assets	$ 1,590,932	$ 1,584,774

LIABILITIES AND SHAREHOLDERS' EQUITY
Unsecured revolving bank credit facility	$ -	$ 112,000
Senior unsecured notes due 2012 and 2015, net of discount	321,765	341,673
Secured debt and capital leases	90,977	91,412
Accrued interest	7,931	11,694
Other liabilities	7,236	8,529
Total liabilities	427,909	565,308

Commitments and contingencies

Shareholders' equity:

Common shares of beneficial interest, $0.01 par value: 86,700,000 shares authorized; 83,646,412 and 77,613,127 shares issued and outstanding, respectively	836	776
Additional paid-in capital	1,367,307	1,214,863
Cumulative net income	356,026	338,504
Cumulative distributions	(567,052)	(540,663)
Unrealized gain on investments	5,906	5,986
Total shareholders' equity	1,163,023	1,019,466
Total liabilities and shareholders' equity	$ 1,590,932	$ 1,584,774

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)

	For the Three Months Ended
	3/31/2007	3/31/2006
Revenues:
Rental income	$ 44,301	$ 40,823
Interest and other income	451	346
Total revenues	44,752	41,169

Expenses:
Interest	9,893	11,371
Depreciation	11,595	10,731
General and administrative	3,716	3,400
Loss on early extinguishment of debt (1)	2,026	5,207
Total expenses	27,230	30,709

Net income	$ 17,522	$ 10,460

Weighted average common shares outstanding	80,815	71,812

Basic and diluted earnings per share:
Net income	$ 0.22	$ 0.15

Additional Data:
Straight-line rent included in rental income (2)	$ 142	$ 56
Deferred percentage rent (3)	$ 1,525	$ 1,259

(1)  In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes. In January 2006, we redeemed $52.5 million of our 7 7/8% senior unsecured notes due 2015 and paid a $4.1 million redemption premium and wrote off $1.1 million of deferred financing fees and unamortized discount related to these senior notes.

(2)  We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

(3)  Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, deferred percentage rent for the first three quarters includes estimated amounts with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	For the Three Months Ended
	3/31/2007	3/31/2006
Cash flows from operating activities:
Net income	$ 17,522	$ 10,460
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	11,595	10,731
Loss on early extinguishment of debt	276	1,073
Amortization of deferred financing fees and debt discounts	542	455
Change in assets and liabilities:
Restricted cash	(185)	671
Other assets	3,171	702
Accrued interest	(3,763)	(4,260)
Other liabilities	(517)	6,077
Cash provided by operating activities	28,641	25,909

Cash flows from investing activities:
Acquisitions	(9,644)	(5,330)
Cash used for investing activities	(9,644)	(5,330)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	151,720	-
Proceeds from borrowings on revolving bank credit facility	22,000	47,000
Repayments of borrowings on revolving bank credit facility	(134,000)	(5,000)
Redemption of senior notes	(20,000)	(52,500)
Repayment of other debt	(434)	(494)
Distributions to shareholders	(26,389)	(22,980)
Cash used for financing activities	(7,103)	(33,974)

Increase (decrease) in cash and cash equivalents	11,894	(13,395)
Cash and cash equivalents at beginning of period	5,464	14,642
Cash and cash equivalents at end of period	$ 17,358	$ 1,247

Supplemental cash flow information:
Interest paid	$ 13,114	$ 15,176

Non cash financing activities:
Issuance of common shares	$ 784	-

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

CALCULATION OF EBITDA
(dollars in thousands)

	For the Three Months Ended
	3/31/2007	3/31/2006

Net income	$ 17,522	$ 10,460
Plus: interest expense	9,893	11,371
depreciation expense	11,595	10,731
loss on early extinguishment of debt (1)	2,026	5,207
deferred percentage rent adjustment (2)	1,600	1,259
EBITDA	$ 42,636	$ 39,028

(1)  In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes. In January 2006, we redeemed $52.5 million of our 7 7/8% senior unsecured notes due 2015 and paid a $4.1 million redemption premium and wrote off $1.1 million of deferred financing fees and unamortized discount related to these senior notes.

(2)  Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above. This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income. We consider EBITDA to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)
(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2007	3/31/2006

Net income	$ 17,522	$ 10,460
Plus: depreciation expense	11,595	10,731
loss on early extinguishment of debt	2,026	5,207
deferred percentage rent adjustment (1)	1,600	1,259
loss on early extinguishment of debt settled in cash (2)	(1,750)	(4,134)
FFO	$ 30,993	$ 23,523

Weighted average shares outstanding	80,815	71,812

Net income per share	$ 0.22	$ 0.15
FFO per share	$ 0.38	$ 0.33

Supplemental data:
Straight-line rent included in rental income (3)	$ 142	$ 56
Amortization of deferred financing fees and debt discounts	$ 542	$ 455

(1)  Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(2)  FFO for the quarter ended March 31, 2007, includes a $1.8 million premium paid in cash related to the purchase and retirement of $20 million of our 8 5/8% senior notes due 2012. FFO for the quarter ended March 31, 2006, includes a $4.1 million premium paid in cash for our redemption of $52.5 million of our 7 7/8% senior notes due 2015.

(3)  We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments.

We compute FFO as shown in the calculation above. This calculation begins with income from continuing operations or, if that amount is the same as net income, with net income. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent as discussed in Note 1 above, and exclude loss on early extinguishment of debt not settled in cash. We consider FFO to be an appropriate measure of performance for a REIT along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

DEBT SUMMARY
(dollars in thousands)

	Coupon Rate	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

Secured Fixed Rate Debt:

Tax exempt bonds - secured by 1 property	5.875%	5.875%	$ 14,700	12/1/27	$ 14,700	20.7
Mortgage - secured by 16 properties (1)	6.970%	6.330%	35,560	6/2/12	30,069	5.2
Mortgage - secured by 4 properties (1)	6.110%	6.420%	12,154	11/30/13	10,218	6.7
Mortgage - secured by 1 properties (1)	7.150%	6.440%	12,831	6/30/08	11,877	1.3
Capital leases - 2 properties	7.700%	7.700%	15,732	4/30/26	-	19.1
Total / weighted average secured fixed rate debt	6.830%	6.521%	$ 90,977		$ 66,864	9.7

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.)	6.12%	6.12%	$ -	12/31/10	$ -	3.8

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$ 225,000	1/15/12	$ 225,000	4.8
Senior notes due 2015	7.875%	7.875%	97,500	4/15/15	97,500	8.0
Total / weighted average unsecured fixed rate debt	8.398%	8.398%	$ 322,500		$ 322,500	5.8

Total / weighted average unsecured debt	8.398%	8.398%	$ 322,500		$ 322,500	5.8

Total / weighted average debt	8.053%	7.985%	$ 413,477		$ 389,364	6.7

Summary Debt:
Total / weighted average secured debt fixed rate debt	6.830%	6.521%	$ 90,977		$ 66,864	9.7
Total / weighted average unsecured floating rate debt	6.120%	6.120%	-		-	3.8
Total / weighted average unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	5.8
Total / weighted average debt	8.053%	7.985%	$ 413,477		$ 389,364	6.7

(1) Includes the effect of mark to market accounting for certain assumed mortgages.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

DEBT MATURITY SCHEDULE
(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Fixed Rate Debt and Capital Leases	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total
2007	$ 1,583	$ -	$ -	$ 1,583
2008	13,595	-	-	13,595
2009	1,605	-	-	1,605
2010	1,714	-	-	1,714
2011	1,829	-	-	1,829
2012	31,418	-	225,000	256,418
2013	11,016	-	-	11,016
2014	544	-	-	544
2015	614	-	97,500	98,114
2016 and thereafter	27,059	-	-	27,059
	$ 90,977	$ -	$ 322,500	$ 413,477

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As Of And For The Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Leverage Ratios:

Total debt / total assets	25.9%	34.4%	41.2%	37.7%	36.8%
Total debt / gross book value of real estate assets (1)	22.6%	30.0%	36.4%	33.1%	32.2%
Total debt / total market capitalization	17.1%	22.3%	29.5%	30.4%	29.6%
Total debt / total book capitalization	26.2%	34.8%	41.8%	38.4%	37.4%
Secured debt / total assets	5.7%	5.8%	5.1%	5.3%	4.7%
Variable rate debt / total debt	0.0%	20.5%	34.6%	25.1%	19.4%

Coverage Ratios:

EBITDA (2)(3) / interest expense	4.3x	3.4x	3.3x	3.4x	3.4x

Public Debt Covenants (3) (4):

Total debt / adjusted total assets - allowable maximum 60.0%	22.5%	29.4%	35.4%	32.4%	30.0%
Secured debt / adjusted total assets - allowable maximum 40.0%	4.8%	4.9%	4.3%	4.6%	4.1%
Consolidated income available for debt service / debt service - required minimum 2.00x	6.06x	4.00x	3.47x	3.75x	3.83x
Total unencumbered assets to unsecured debt - required minimum 1.50x	5.74x	3.75x	2.97x	3.30x	3.55x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs.

(2)	See page 12 for the calculation of EBITDA.

(3)	The quarter ended December 31, 2006 includes $5.7 million of additional rental income related to our settlement of litigation with HealthSouth.

(4)
Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

2007 INVESTMENTS/DISPOSITIONS INFORMATION
(dollars in thousands)

Acquisitions:

Date Acquired	Tenant	Type of Property	Number of Properties	Units	Purchase Price	Purchase Price Per Unit	Cap Rate

There were no acquisitions during the three months ended March 31, 2007.

Dispositions:

Date Sold	Tenant	Type of Property	Number of Properties	Sale Price	NBV	Book Gain (Loss) on Sale

There were no dispositions during the three months ended March 31, 2007.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

2007 FINANCING ACTIVITIES
(share amounts and dollars in thousands)

	For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Debt Transactions:
New debt raised	$-	$-	$-	$-
New debt assumed as part of acquisitions (1)	-	12,785	-	-
Total new debt	-	12,785	-	-

Debt retired	-	-	-	28,241
Net debt	$-	$12,785	$-	$(28,241)

Equity Transactions:
New common shares issued	6,000	5,750	-	-
New common equity raised, net	$151,800	$120,780	$-	$-

Revolving Credit Facility Transactions:
Balance oustanding at beginning of period	$112,000	$222,000	$141,000	$106,000
Drawings during period	22,000	14,000	109,000	43,000
Repayments during period	(134,000)	(124,000)	(28,000)	(8,000)
Balance oustanding at end of period	$-	$112,000	$222,000	$141,000

Balance available for drawing	$550,000	$438,000	$328,000	$409,000

(1)	Amount represents the original mortgage we assumed related to the Savannah, Georgia acquisition on October 1, 2006. This amount does not include the adjustment for FAS 141.

PORTFOLIO INFORMATION

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT
(dollars in thousands)

	Number of Properties	Number of Units/Beds	Carrying Value of Investment (1)	Percent	Investment per unit	Annualized Current Rent	Percent
Facility Type:
Independent Living (IL) (2)	41	11,163	$994,110	54.5%	$89.1	$97,395	53.9%
Assisted Living (AL)	95	6,585	568,833	31.2%	86.4	55,684	30.8%
Nursing Homes	58	5,869	217,506	11.9%	37.1	17,286	9.6%
Rehabilitation Hospitals	2	364	43,553	2.4%	119.7	10,250	5.7%
Total	196	23,981	$1,824,002	100.0%	$76.1	$180,615	100.0%

Tenant:
Five Star (Lease No. 1)	114	9,344	$601,662	33.0%	$64.4	$49,719	27.5%
Five Star (Lease No. 2)	30	7,275	655,453	35.9%	90.1	65,371	36.2%
Five Star Rehabilitation Hospitals	2	364	43,553	2.4%	119.7	10,250	5.7%
Sunrise / Marriott (3)	14	4,091	325,473	17.8%	79.6	31,490	17.4%
NewSeasons / IBC (4)	10	873	87,641	4.8%	100.4	9,289	5.2%
Alterra / Brookdale (5)	18	894	61,126	3.4%	68.4	7,740	4.3%
Genesis HealthCare Corporation	1	156	13,007	0.7%	83.4	1,535	0.8%
5 Private Companies (combined)	7	984	36,087	2.0%	36.7	5,221	2.9%
Total	196	23,981	$1,824,002	67.0%	$76.1	$180,615	100.0%

(1)	Amounts are before depreciation, but after impairment write downs.

(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.

(3)	Marriott guarantees this lease.

(4)	IBC guarantees this lease.

(5)	Brookdale guarantees this lease.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

OCCUPANCY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Facility Type:
Independent Living (IL) (1)	91%	93%	92%	93%	92%
Assisted Living (AL) (1)	88%	91%	89%	90%	91%
Nursing Homes	89%	88%	89%	92%	91%
Rehabilitation Hospitals (2)	60%	NA	NA	NA	NA

Tenant:
Five Star (Lease No. 1) (3)	88%	88%	89%	90%	89%
Five Star (Lease No. 2)	92%	92%	93%	93%	93%
Five Star Rehabilitation Hospitals (2)	60%	NA	NA	NA	NA
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	84%	85%	85%	85%	80%
Alterra / Brookdale	88%	89%	86%	90%	90%
Genesis HealthCare Corporation	100%	96%	97%	97%	97%
5 Private Companies (combined)	87%	88%	89%	90%	88%

(1)
Includes operating data provided by Sunrise that may not be accurate due to an accounting issue at Sunrise. See Note 4 below. However, the data provided by Sunrise does not materially affect the cumulative occupancy percentages for these two facility type leases.

(2)
On October 1, 2006, Five Star assumed the operations of these rehabilitation hospitals. These hospitals were formerly operated by HealthSouth. Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(3)	Includes data for periods prior to our ownership of certain properties included in this lease.

(4)
Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 with the Securities and Exchange Comission due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

% PRIVATE PAY BY FACILITY TYPE AND TENANT

	For the Three Months Ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Facility Type:
Independent Living (IL) (1)	87%	86%	83%	84%	87%
Assisted Living (AL) (1)	99%	99%	94%	94%	93%
Nursing Homes	28%	28%	28%	28%	27%
Rehabilitation Hospitals (2)	28%	NA	NA	NA	NA

Tenant:
Five Star (Lease No. 1) (3)	53%	51%	50%	50%	48%
Five Star (Lease No. 2)	80%	80%	81%	82%	84%
Five Star Rehabilitation Hospitals (2)	28%	NA	NA	NA	NA
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	100%	100%	100%	100%	100%
Alterra / Brookdale	98%	98%	98%	98%	98%
Genesis HealthCare Corporation	25%	24%	19%	17%	17%
5 Private Companies (combined)	26%	26%	27%	26%	24%

(1)
Includes operating data provided by Sunrise that may not be accurate due to an accounting issue at Sunrise. See Note 4 below. However, the data provided by Sunrise does not materially affect the cumulative private pay percentages for these two facility type leases.

(2)
On October 1, 2006, Five Star assumed the operations of these rehabilitation hospitals. These hospitals were formerly operated by HealthSouth. Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(3)	Includes data for periods prior to our ownership of certain properties included in this lease.

(4)
Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 with the Securities and Exchange Comission due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

RENT COVERAGE

For the Three Months Ended
Tenant	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Five Star (Lease No. 1) (1)	1.46x	1.53x	1.45x	1.49x	1.82x
Five Star (Lease No. 2) (2)	1.58x	1.50x	1.50x	1.42x	1.46x
Five Star Rehabilitation Hospitals (3)	1.52x	NA	NA	NA	NA
Sunrise / Marriott (4)	NA	NA	NA	NA	NA
NewSeasons / IBC	0.66x	1.14x	1.21x	1.16x	1.10x
Alterra / Brookdale	2.01x	2.21x	1.97x	2.04x	1.98x
Genesis HealthCare Corporation	2.78x	2.41x	2.15x	1.77x	2.16x
5 Private companies (combined)	1.75x	1.83x	1.95x	1.67x	1.92x

(1)	Includes data for periods prior to our ownership of certain properties included in this lease.

(2)
Historically, some of these properties were managed by Sunrise until November 30, 2006. The rent coverage presented for this lease has been adjusted to exclude management fees paid to Sunrise during the periods presented.

(3)
On October 1, 2006, Five Star assumed the operations of these rehabilitation hospitals. These hospitals were formerly operated by HealthSouth. Because we do not have reliable information about the operations for the hospitals by HealthSouth, we do not report operating data for these hospitals before October 1, 2006.

(4)
Sunrise has not filed its Annual Reports on Form 10-K for 2005 and 2006, and Quarterly Reports on Form 10-Q for the three quarters of 2006 with the Securities and Exchange Comission due to an accounting issue. Because we do not know what impact the resolution of this accounting issue may have on the reported performance of our properties, we do not report operating data for this tenant.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us. We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

PORTFOLIO LEASE EXPIRATION SCHEDULE
(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2006	$-	-	0.0%
2007	-	-	0.0%
2008	-	-	0.0%
2009	-	-	0.0%
2010	1,295	0.7%	0.7%
2011	-	-	0.7%
2012	-	-	0.7%
2013	32,792	18.2%	18.9%
2014	-	-	18.9%
2015	2,020	1.1%	20.0%
2016 and thereafter	144,508	80.0%	100.0%
Total	$180,615	100.0%

Weighted average remaining
lease term (in years)	11.5